UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2015

SUNSHINE HEART, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35312	68-0533453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of principal executive offices)  (Zip Code)

(952) 345-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On August 31, 2015, Sunshine Heart, Inc. (the “Company”) issued a press release announcing that the US Food and Drug Administration has approved a key protocol amendment for the Company’s COUNTER HFTM pivotal study for its C-Pulse Heart Assist System®.  The COUNTER HFTM study is a prospective, randomized, multi-center, controlled study that evaluates the safety and efficacy of the C-Pulse system for the treatment of NYHA Class III and ambulatory Class IV heart failure. Integral to the COUNTER HF study is the assessment of C-Pulse’s unique balloon counterpulsation treatment designed to improve heart function and reduce re-hospitalizations due to worsening heart failure.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                             Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release - Sunshine Heart Announces FDA Approves Key Protocol Amendment for COUNTER HFTM US Pivotal Study for C-Pulse® Heart Assist System

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2015	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release - Sunshine Heart Announces FDA Approves Key Protocol Amendment for COUNTER HFTM US Pivotal Study for C-Pulse® Heart Assist System